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WESTGATE ACQUISITIONS CORPORATION
(A Development Stage Company)
Condensed Balance Sheets

ASSETS

	September 30,	December 31,
	2013	2012
	(Unaudited)

CURRENT ASSETS

Cash	$35	$-

Total Current Assets	35	-

TOTAL ASSETS	$35	$-

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES

Accounts payable	$9,295	$10,500
Accrued interest - related party	26,577	21,567
Note payable - related party	71,816	66,816

Total Current Liabilities	107,688	98,883

TOTAL LIABILITIES	$107,688	$98,883

STOCKHOLDERS' DEFICIT

Common stock; 20,000,000 shares authorized at $0.00001
par value, 5,000,000 and 5,000,000 shares issued and outstanding
at September 30, 2013 and December 31, 2012 respectively	50	50
Additional paid-in capital	40,150	35,650
Deficit accumulated during the development stage	(147,853)	(134,583)

Total Stockholders' Deficit	(107,653)	(98,883)

TOTAL LIABILITIES AND STOCKHOLDERS'
DEFICIT	$35	$-

The accompanying notes are an integral part of these condensed financial statements.

WESTGATE ACQUISITIONS CORPORATION
(A Development Stage Company)
Condesnsed Statements of Operations
(Unaudited)

							From
							Inception on
							September 8,
	For the Three Months Ended			For the Nine Months Ended			1999 Through
	September 30,			September 30,			September 30,
	2013		2012	2013		2012	2013

REVENUES	$-		$-	$-		$-	$-

OPERATING EXPENSES

General and administrative	7,820		4,166	17,855		15,076	130,871
Total Operating Expenses	7,820		4,166	17,855		15,076	130,871

LOSS FROM OPERATIONS	(7,820)	-	(4,166)	(17,855)	-	(15,076)	(130,871)

OTHER INCOME (EXPENSES)

Gain on forgiveness of accounts payable	-		-	9,595		-	9,595
Interest expense	(1,670)		(1,639)	(5,010)		(4,640)	(26,577)
Total Other Income (Expenses)	(1,670)		(1,639)	4,585		(4,640)	(16,982)

LOSS BEFORE INCOME TAXES	(9,490)		(5,805)	(13,270)		(19,716)	(147,853)

PROVISION FOR INCOME TAXES	-		-	-		-	-

NET LOSS	$(9,490)		$(5,805)	$(13,270)		$(19,716)	$(147,853)

BASIC AND DILUTED LOSS PER SHARE	$(0.00)		$(0.00)	$(0.00)		$(0.01)

WEIGHTED AVERAGE
NUMBER OF COMMON SHARES
OUTSTANDING - BASIC AND DILUTED	5,000,000		8,260,870	5,000,000		22,700,730

The accompanying notes are an integral part of these condensed financial statements

WESTGATE ACQUISITIONS CORPORATION
(A Development Stage Company)
Condensed Statements of Cash Flows
(Unaudited)

			From
			Inception on
			September 8,
	For the Nine Months Ended		1999 Through
	September 30,		September 30,
	2013	2012	2013

OPERATING ACTIVITIES

Net loss	$(13,270)	$(19,716)	$(147,854)
Adjustments to reconcile net loss to net cash
used in operating activities:
Services contributed by shareholders	4,500	4,500	39,700
Expenses paid on Company's behalf
by a related party	5,000	7,588	71,816
Gain on forgiveness of accounts payable	(9,595)	-	(9,595)
Changes in operating assets and liabilities:
Change in accrued interest - related party	5,010	4,640	26,577
Change in accounts payable	8,390	2,988	18,891

Net Cash Provided by (used in) Operating Activities	35	-	(465)

INVESTING ACTIVITIES	-	-	-

FINANCING ACTIVITIES

Common stock issued for cash	-	-	500

Net Cash Provided by Financing Activities	-	-	500

NET DECREASE IN CASH	35	-	35
CASH AT BEGINNING OF PERIOD	-	-	-

CASH AT END OF PERIOD	$35	$-	$35

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$-	$-	$-
Income Taxes	$-	$-	$-

The accompanying notes are an integral part of these condensed financial statements.

NOTE 1 - CONDENSED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at September 30, 2013, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2012 audited financial statements.  The results of operations for the periods ended September 30, 2013 and 2012 are not necessarily indicative of the operating results for the full years.

NOTE 2 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

         NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Recent Accounting Pronouncements

The Company has evaluated recent accounting pronouncements and their adoption has not had or is not expected to have a material impact on the Company’s financial position or statements.

            NOTE 4 - RELATED PARTY TRANSACTIONS

The Company has recorded expenses paid on its behalf by shareholders as a related party note payable. The note bears interest at 10 percent, is unsecured and is due and payable upon demand. The balance of this payable totaled $71,816 and $66,816 at September 30, 2013, and December 31, 2012, respectively.  The balance in interest accrued on the note totaled $26,577 and $21,567 at September 30, 2013 and December 31, 2012, respectively.

During the nine months ended September 30, 2013 and 2012, Company shareholders performed services valued at $4,500 and $4,500, respectively, which have been recorded as a contribution to capital.

NOTE 5 – SIGNIFICANT EVENTS

Pursuant to an agreement to acquire certain mining claims dated July 13, 2012, certain shareholders agreed to contribute 1,250,000 shares of the Company’s common stock back to the Company, which the Company then cancelled. In addition, the Company authorized and consummated a forward stock-split of the Company’s issued and outstanding shares on twenty (20) shares to one (1) share basis. All references to common stock in these financial statements have been retroactively restated to incorporate the effect of this stock-split.  In addition to the cancellation of shares and the forward stock-split, the Company authorized the issuance of 1,000,000 post-split common shares as consideration of the claims to be acquired.  As of September 30, 2013, the acquisition of the mining claims has not been completed and the shares have not been issued.  The closing of the transaction is pending certain additional due diligence, which the Company anticipates will be concluded during 2013.

NOTE 6 – SUBSEQUENT EVENTS

In accordance with ASC 855-10 Company management reviewed all material events through the date of this report and determined that there are no material subsequent events to report.

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